UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): September 10, 2024

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 562-9447

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure in Item 2.01 of this Current Report on Form 8-K regarding the Amendment (as defined below), the Guaranty Agreement (as defined below), and the Security Agreement (as defined below), is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Rennova Community Health Acquisition

On June 10, 2024, the Company entered into the Stock Exchange Agreement (the “RCHI SEA”) with Rennova Community Health, Inc., a Florida corporation (“RCHI”), and Rennova Health, Inc., a Delaware corporation (“RHI”).

On September 10, 2024, the Company entered into the Amended and Restated Stock Exchange Agreement with RCHI and RHI (the “Amendment”) pursuant to which the RCHI SEA was amended to change the consideration to be received by RHI in exchange for all of the equity interests of RCHI from 20,000 shares of Series A Preferred Stock of the Company to $100. In addition, under the Amendment, RCHI will issue to RHI a senior note in the principal amount of $22,000,000 (subject to adjustments) (the “Note”), which will be secured by all of the assets of RCHI and its subsidiary, Scott County Community Hospital, Inc., a Tennessee corporation (“SCCH”), under the Security and Pledge Agreement dated September 10, 2024 by, between, and among RHI, RCHI, and SCHH (the “Subsidiary Security Agreement”), with the Company and SCCH providing a guaranty on the Note pursuant to the Guaranty Agreement dated September 10, 2024 (the “Guaranty Agreement”) and with the Company providing a security interest in the “Collateral,” as defined in the Security and Pledge Agreement dated September 10, 2024 (the “Security Agreement”) with RHI.

The Note matures on September 10, 2026 and accrues interest on any outstanding principal amount at an interest rate of 8% per annum for the first six months increasing to 12% per annum after six months until maturity. After maturity, the default interest rate will be 20% per annum until the Note is paid in full. The Note requires principal repayments equal to 10% of the free cash flow (net cash from operations less capital expenditures) from RCHI and its subsidiary. Payments will be one month in arrears. The Note will be reduced by payment of 25% of any net proceeds from equity capital raised by the Company. The Note is secured by the assets of RCHI and the Company and guaranteed by Company under the Guaranty Agreement and Security Agreement, respectively.

The disclosure above is not a full disclosure of the terms of the Note, the Amendment, the Guaranty Agreement, and the Security Agreement. Copies of the Note, the Amendment, the Guaranty Agreement, and the Security Agreement are attached hereto as Exhibits 4.1, 99.1, 99.2, and 99.3, respectively.

On September 10, 2024, the board of directors of the Company approved the closing of the RCHI SEA, as amended, effective as of September 10, 2024.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 2.01 of this Current Report on Form 8-K regarding the Note (as defined above), is incorporated by reference into this Item 2.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Amendment, on September 10, 2024, the board of directors (the “Board”) of the Company appointed Seamus Lagan and Trevor Langley to the Board to serve as directors of the Company, effective September 10, 2024.

Seamus Lagan, age 55, was appointed Chief Executive Officer and President and a director of RHI, a company subject to section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on November 2, 2015 and as Chief Executive Officer and a director of Medytox Solutions, Inc., the predecessor business to a merger with RHI in 2015, and now a wholly-owned subsidiary of RHI (“Medytox”), effective September 15, 2014. Mr. Lagan served as Interim Chief Financial Officer of RHI from September 30, 2016 through May 24, 2017. He was again appointed Interim Chief Financial Officer effective October 13, 2017, and served through April 8, 2019. Mr. Lagan has also been the Interim Chief Financial Officer of RHI since May 10, 2019. Mr. Lagan has been, through Alcimede LLC until November 1, 2021 and Alcimede Limited since November 1, 2021, a consultant to Medytox since May 2011. Mr. Lagan is the managing director of Alcimede Limited, a Bahamas company that provides various consulting services, including management, organization, and financial consulting services. Mr. Lagan also currently serves, through Alcimede Limited, as chief executive officer of most of the subsidiaries of RHI, including RCHI.

Trevor Langley, age 61, has served as a director of RHI, a company subject to section 13(a) or 15(d) of the Exchange Act, since April 9, 2017. Since 2006, he has been the owner and managing partner of Avanti Capital Group LLC/Avanti Partners, LLC (“Avanti”). Avanti assists micro, small and mid-cap publicly traded companies and those looking to become public by leveraging traditional and new communication technologies with a specialization in healthcare and alternative-energy markets. Avanti also provides comprehensive consulting services.

Except as disclosed above, there are no arrangements or understandings between Messrs. Lagan and Langley and any other person pursuant to which they were selected as a director of the Company. There are no family relationships between Messrs. Lagan and Langley and any director or executive officer of the Company. Besides the acquisition of RCHI and the acquisition of Myrtle Recovery Services, Inc. by the Company, Messrs. Lagan and Langley do not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

4.1	Senior Note issued by Rennova Community Health, Inc. to Rennova Health, Inc. on September 10, 2024

99.1	Amended and Restated Stock Exchange Agreement dated September 10, 2024 with Rennova Community Health, Inc. to Rennova Health, Inc.

99.2	Guaranty Agreement dated September 10, 2024 with Scott County Community Hospital, Inc. and Rennova Health, Inc.

99.3	Security and Pledge Agreement dated September 10, 2024 with Rennova Health, Inc.

99.4	Security and Pledge Agreement dated September 10, 2024 by, between, and among with Rennova Health, Inc., Rennova Community Health, Inc., and Scott County Community Hospital, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: September 12, 2024	By:	/s/ Mark White
	Name:	Mark White
	Title:	Interim Chief Executive Officer